UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LXRX	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 29, 2020, Lexicon Pharmaceuticals, Inc. (the “Company”) and TerSera Therapeutics LLC (“TerSera”) entered into an Asset Purchase and Sale Agreement (the “Purchase and Sale Agreement”) pursuant to which the Company agreed to sell to TerSera the Company’s XERMELO® (telotristat ethyl) product and related assets.

The consideration to be paid by TerSera pursuant to the Purchase and Sale Agreement will consist of: (a) an upfront cash payment payable at the closing of the transaction expected to be equal to approximately $159,000,000, including the book value of inventory, subject to working capital and other adjustments set forth in the Purchase and Sale Agreement, and (b) the following potential future contingent payments: (i) development, regulatory and sales milestone payments of up to an aggregate of $65 million for the development and commercialization of XERMELO in patients with biliary tract cancer and (ii) mid-teens percentage royalty payments on net sales of XERMELO in biliary tract cancer.

In connection with the closing of the transaction, the Company expects to repay (or cause to be repaid) in full the Company’s borrowings under its Loan Agreement, dated December 4, 2017, with BioPharma Credit PLC, as collateral agent and a lender, and BioPharma Credit Investments IV Sub LP, as a lender.

The transaction is expected to close in the third quarter of 2020, subject to the satisfaction or waiver of customary conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Purchase and Sale Agreement contains representations, warranties and covenants as to the parties’ business, financial and legal obligations and provides for indemnification by each of the parties in certain circumstances.

The Purchase and Sale Agreement and this summary are not intended to modify or supplement any factual disclosures about the Company or TerSera. The foregoing descriptions of the transaction and the Purchase and Sale Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase and Sale Agreement, which the Company intends to file with a future filing with the Securities and Exchange Commission.

The representations, warranties and covenants contained in the Purchase and Sale Agreement were made only for the purposes of the Purchase and Sale Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Purchase and Sale Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships between the parties to the Purchase and Sale Agreement. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the Company and TerSera in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. For the foregoing reasons, none of the Company’s stockholders or any other person should rely on such representations and warranties, or any characterizations thereof, as statements of factual information at the time they were made or otherwise.

Item 8 .01 Other Events

On July 30, 2020, the Company issued a press release announcing the execution of the Purchase and Sale Agreement with TerSera. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Safe Harbor

Statements contained in this Current Report on Form 8-K about the Company, the Purchase and Sale Agreement and the transaction that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words “believes,” “anticipates” and “expects” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including without limitation the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the transaction; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the anticipated cash and non-cash charges associated with the transaction; the ability of the Company to successfully separate the XERMELO® business from the Company’s other businesses; the commercial success of telotristat ethyl for the treatment of BTC and the risk that future milestone and royalty payments may not be received by the Company on the terms negotiated with TerSera or at all; and such other factors as are set forth in the risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements, unless required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.		Description
99.1	—	Press Release Issued by the Company on July 30, 2020

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: July 30, 2020	By:	/s/ Brian T. Crum
Brian T. Crum
Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
99.1	—	Press Release Issued by the Company on July 30, 2020